UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2026

CYBERLOQ TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56264	26-2118480
(Commission File Number)	(IRS Employer Identification No.)

4837 Swift Road Suite 210-1, Sarasota, FL	34231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-4536

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLOQ	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2026, CyberloQ Technologies, Inc. (the “Company”) and Michigan Secure Capital Group Corp. (“MSCG”) executed an Operating Agreement (the “Operating Agreement”) in connection with the parties’ entering into a joint-venture relationship (the “Venture”). The parties intend to pursue the development, integration, and commercialization of technology-enabled cybersecurity, authentication, compliance, wallet, and related products and services.

CyberloQ and MSCG each have a 50% economic interest in the Venture. Distributable cash is to be allocated equally after authorized costs, expenses, obligations, and reserves. The Venture is manager-managed, with MSCG having operational authority, subject to specified matters requiring approval of CyberloQ.

Under the Operating Agreement, CyberloQ will make available approved CyberloQ® and CyberloQ Secure® technologies, which may include mobile-application technology, device registration, multi-factor authentication, biometric functionality, geolocation and geofencing, application programming interfaces, and related integration support. MSCG will contribute or make available management, technology-development coordination, compliance oversight, financial-infrastructure and commercialization capabilities, and approved rights to access, integrate, or use technologies that may include CoreArmor™, automated-compliance architecture, Commercial Amazing Wallet, Amazing Wallet, XpressPay, XchangeXpress, approved tokenization infrastructure, and Core-Sentinel™ when production-ready. The technology arrangements are subject to the Operating Agreement’s approvals and licensing restrictions; neither member transfers ownership of its pre-existing intellectual property merely by permitting its use or integration. CyberloQ has also committed to contribute 200,000,000 shares of CyberloQ Class B Non-Voting Common Stock to the Venture. However, neither the Venture nor MSCG may sell, pledge, collateralize, finance, encumber, transfer, or otherwise dispose of shares held by the Venture without CyberloQ’s prior written consent and upon an uncured material breach by MSCG or the Venture, CyberloQ may require the Venture to reconvey to all previously contributed CyberloQ shares free and clear of liens.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERLOQ TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Christopher Jackson
Christopher Jackson, President

Date: October 1, 2026